================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

         Date of report (Date of earliest event reported): June 24, 2005

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

        Massachusetts              333-114018               04-2955061
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)

     31 Market Street, Ipswich, Massachusetts                  01938
     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|    Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 7.01   Regulation FD Disclosure

On June 24, 2005, The First National Bank of Ipswich, a wholly-owned subsidiary of First Ipswich Bancorp (the "Company"), issued a press release announcing that it completed the purchase of certain of the assets and assumed certain of the deposit and other liabilities of the Atlantic Bank of New York branch facility located in Boston, Massachusetts. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

(c) Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 2.1 Purchase and Assumption Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 28, 2005).

Exhibit 2.2 Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed on February 28, 2005).

Exhibit 2.3 REIT Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Omega Commercial Mortgage Corp (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K filed on February 28, 2005).

Exhibit 2.4 Purchase and Sale Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.4 to the Company's Current Report on Form 8-K filed on February 28, 2005).

Exhibit 99.1  Press Release dated June 24, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FIRST IPSWICH BANCORP

                                          By: /s/ Donald P. Gill
                                              ------------------
                                              Donald P. Gill
                                              President and C.E.O.

Date: June 24, 2005

                                  EXHIBIT INDEX


Exhibit No.   Exhibit Description
-----------   -------------------

2.1 Purchase and Assumption Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 28, 2005).

2.2 Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed on February 28, 2005).

2.3 REIT Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Omega Commercial Mortgage Corp (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K filed on February 28, 2005).

2.4 Purchase and Sale Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.4 to the Company's Current Report on Form 8-K filed on February 28, 2005).

99.1          Press Release dated June 24, 2005.